UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 24, 2026

Benchmark 2026-V22 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002126766)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

Goldman Sachs Mortgage Company

(Central Index Key number 0001541502)

Barclays Capital Real Estate Inc.

(Central Index Key Number 0001549574)

(Exact name of sponsors as specified in their charters)

Delaware	333-286596-04	86-1073506
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

388 Greenwich Street
New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-5343

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 26, 2026 (the “Closing Date”), Benchmark 2026-V22 Mortgage Trust (the “Issuing Entity”) issued the Benchmark 2026-V22 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2026-V22, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2026 (the “Pooling and Servicing Agreement”), between Citigroup Commercial Mortgage Securities Inc., as depositor, Trimont LLC, as master servicer, LNR Partners, LLC, as special servicer, BellOak, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity, filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2026 under Commission File No. 333-286596-04 (the “Form 8-K/A”). Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, (i) the Whole Loan (the “ONX Industrial Campus Whole Loan”) relating to the Mortgage Loan (the “ONX Industrial Campus Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as ONX Industrial Campus was required to be serviced and administered pursuant to the Pooling and Servicing Agreement, and (ii) the Whole Loan (the “Marriott Savannah Riverfront Whole Loan” and, collectively with the ONX Industrial Campus Whole Loan, the “Servicing Shift Whole Loans”) relating to the Mortgage Loan (the “Marriott Savannah Riverfront Mortgage Loan” and, collectively with ONX Industrial Campus Mortgage Loan, the “Servicing Shift Mortgage Loans”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Marriott Savannah Riverfront was required to be serviced and administered pursuant to the BBCMS 2026-5C41 PSA which is the servicing agreement for the BBCMS 2026-5C41 securitization trust (into which a Companion Loan with respect to the Marriott Savannah Riverfront Whole Loan was deposited). The BBCMS 2026-5C41 PSA was filed as Exhibit 4.3 to the Current Report on Form 8-K with respect to the Issuing Entity, filed with the Commission on May 12, 2026 under Commission File No. 333-286596-04 (the “May 12 Form 8-K”).

On June 24, 2026, the respective Servicing Shift Lead Notes with respect to the Servicing Shift Whole Loans were contributed to the commercial mortgage securitization transaction (the “BBCMS 2026-5C42 Securitization”) involving the issuance of the BBCMS Mortgage Trust 2026-5C42, Commercial Mortgage Pass-Through Certificates, Series 2026-5C42 (the “BBCMS 2026-5C42 Certificates”). Upon the issuance of the BBCMS 2026-5C42 Certificates, the servicing and administration of the Servicing Shift Whole Loans are required to be transferred from (in the case of ONX Industrial Campus Whole Loan) the Pooling and Servicing Agreement or (in the case of the Marriott Savannah Riverfront Whole Loan) the BBCMS 2026-5C41 PSA, as applicable, to the pooling and servicing agreement governing the issuance of the BBCMS 2026-5C42 Certificates, dated as of June 1, 2026 (the “BBCMS 2026-5C42 PSA”), between Barclays Commercial Mortgage Securities LLC, as depositor (the “BBCMS 2026-5C42 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The BBCMS 2026-5C42 PSA, in the form most recently filed with the Commission by or on behalf of the BBCMS 2026-5C42 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BBCMS 2026-5C42 PSA applicable to the servicing of the Servicing Shift Mortgage Loans are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the

“Prospectus”) with respect to the Issuing Entity filed on May 12, 2026 pursuant to Rule 424(b)(2) under Commission File Number 333-286596-04, but will differ in certain respects as described below and, treating the BBCMS 2026-5C42 PSA as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon a Servicing Shift Whole Loan becoming a specially serviced loan under the BBCMS 2026-5C42 PSA, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to such Servicing Shift Whole Loan accruing at a rate equal to the greater of (i) a per annum rate of 0.25% and (ii) the per annum rate that would result in a special servicing fee of $5,000 for the related month.
•	In connection with a workout of a Servicing Shift Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1.00% of each collection (other than penalty charges) of interest and principal (other than any amount for which a liquidation fee would be paid) (including scheduled payments, prepayments, balloon payments, and payments at maturity) received on such corrected Servicing Shift Whole Loan for so long as it remains a corrected loan, subject to a maximum workout fee of $1,000,000 and a minimum workout fee of $25,000, in the aggregate with respect to any particular workout of such Servicing Shift Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee equal to 1.00% of the related payment or proceeds received in connection with the liquidation of a Servicing Shift Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 and a minimum liquidation fee of $25,000, in the aggregate with respect to such Servicing Shift Whole Loan.
•	The Mortgaged Property relating to a Servicing Shift Whole Loan is required to be inspected (A) at least once every 12 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the BBCMS 2026-5C42 Securitization is $2,000,000 or more and (b) at least once every 24 months if the stated principal balance of the related Pari Passu Companion Loan contributed to the BBCMS 2026-5C42 Securitization is less than $2,000,000, in each case commencing in the calendar year 2027, in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.	Description
Exhibit 4.1	BBCMS 2026-5C42 PSA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2026	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.
	By:	/s/ Richard Simpson
Name: Richard Simpson
Title: President

Benchmark 2026-V22 – Form 8-K